Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) OMNIBUS AMENDMENT TO AND REAFFIRMATION OF LOAN DOCUMENTS (Pool 2) This OMNIBUS AMENDMENT TO AND REAFFIRMATION OF LOAN DOCUMENTS (this “Agreement”) is executed as of April ___, 2023 (the “Effective Date”), by and among the entity or entities identified on the signature page hereto as Borrower and the other Borrowers from time to time party hereto (together with its permitted successors and assigns, “Borrower”), the entity or entities identified on the signature page hereto as Lender and the other Lenders from time to time party hereto (together with its successors and assigns, each a “Lender” and collectively, “Lenders”), NexPoint Diversified Real Estate Trust, a Delaware statutory trust (successor by name change to NexPoint Strategic Opportunities Fund, a Delaware statutory trust) (“NDRET Guarantor”), Highland Income Fund, a Massachusetts trust (“HIF Guarantor”), Highland Global Allocation Fund, a Massachusetts trust (“HGAF Guarantor” and with NDRET Guarantor and HIF Guarantor, individually and collectively, “Guarantor”), and ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, “Administrative Agent”). R E C I T A L S WHEREAS, Administrative Agent, certain Lenders from time to time party thereto, and Borrower are parties to that certain Loan Agreement dated as of July 2, 2021 (the “Loan Agreement”). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed thereto in the Loan Agreement. WHEREAS, Borrower, Lenders, Guarantor and Administrative Agent respectively desire to modify the Loan Documents as more particularly set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: A G R E E M E N T 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows: (a) Each of the following terms set forth in Section 1.1 of the Loan Agreement are hereby deleted: (i) “CubeSmart Management Agreement”, (ii) “CubeSmart Manager”, (iii) “CubeSmart Properties”, (iv) “ExtraSpace Management Agreement”, (v) “ExtraSpace Manager” and (vi) “ExtraSpace Properties”. (b) The terms “Assignment of Management Agreement”, “Management Agreement”, “Manager” and “NexPoint SOF” set forth in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their entirety as follows: “Assignment of Management Agreement” means (a) that certain Assignment and Subordination of Management Agreement, made effective as of February 1, 2023, among Borrower, Manager and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, and (b) any other assignment and subordination of management agreement in form and content reasonably acceptable to Administrative Agent, among Borrower, any applicable Manager and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

2 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) “Management Agreement” means those certain Property Management Agreements between the Individual Borrowers that own the Properties and Manager, or such other property management agreements between such Individual Borrowers and a Manager as may be approved from time to time by Administrative Agent. “Manager” means Extra Space Management, Inc., a Utah corporation, or a property manager approved by Administrative Agent in accordance with the terms and provisions of this Agreement. “NexPoint SOF” means NexPoint Diversified Real Estate Trust, a Delaware statutory trust (successor by name change to NexPoint Strategic Opportunities Fund, a Delaware statutory trust). (c) The notice addresses set forth in Section 8.6 of the Loan Agreement and the signature pages to each of the Recourse Guaranty, the Completion Guaranty, the Interest and Carry Guaranty and the Environmental Indemnity are hereby amended and restated as set forth on Schedule 1 attached hereto. (d) Schedule II of the Loan Agreement is replaced in its entirety with Schedule II attached hereto. (e) Schedule XIV of the Loan Agreement is replaced in its entirety with Schedule XIV attached hereto. 2. Joinder by NDRET Guarantor. HIF Guarantor, HGAF Guarantor and NDRET Guarantor by executing this Agreement hereby acknowledge and agree that from and after December 8, 2022 (the “Transfer Date”): (a) the term (i) “Guarantor” for all purposes of the Completion Guaranty, the Interest and Carry Guaranty, the Recourse Guaranty and the Environmental Indemnity will mean, individually and collectively, NexPoint Diversified Real Estate Trust, a Delaware statutory trust, Highland Income Fund, a Massachusetts trust, and Highland Global Allocation Fund, a Massachusetts trust and (ii) “Indemnitor” for all purposes of the Environmental Indemnity will mean Guarantor (as defined in the Environmental Indemnity and modified by this Section 2) collectively with Borrower, (b) NDRET Guarantor is bound by all of the obligations, agreements and liabilities of (i) Guarantor under the Completion Guaranty, the Interest and Carry Guaranty, the Recourse Guaranty and the Environmental Indemnity and (ii) Indemnitor under the Environmental Indemnity, and (c) NDRET Guarantor makes all representations and warranties (i) applicable to Guarantor under the Completion Guaranty, the Interest and Carry Guaranty, the Recourse Guaranty and the Environmental Indemnity and (ii) Indemnitor under the Environmental Indemnity. Section 8 of the Recourse Guaranty is hereby amended to provide that, in addition to the obligations of HIF Guarantor and HGAF Guarantor under Section 8 of the Recourse Guaranty, from and after the Transfer Date, NDRET Guarantor shall at all times (A) maintain a Guarantor Net Worth (as defined on Schedule 1 of the Recourse Guaranty) of at least FIFTY MILLION AND OO/100 DOLLARS ($50,000,000.00) and (B) own Liquid Assets (as defined on Schedule 1 of the Recourse Guaranty) of at least FIVE MILLION AND 00/100 ($5,000,000.00). From and after the Transfer Date, the obligations of NDRET Guarantor set forth in the foregoing sentence are hereby incorporated by reference into the Completion Guaranty and the Interest and Carry Guaranty as though fully set forth in each of the Completion Guaranty and the Interest and Carry Guaranty. 3. Name Change of NDRET Guarantor. Each and every Loan Document is amended, where applicable, (i) to reflect that NexPoint Strategic Opportunities Fund, a Delaware statutory trust, has changed its name to, and shall now be replaced with, NexPoint Diversified Real Estate Trust, a Delaware statutory trust, and (ii) all obligations under the Loan Documents to which NexPoint Strategic

3 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) Opportunities Fund, a Delaware statutory trust, is a party shall apply to NexPoint Diversified Real Estate Trust, a Delaware statutory trust. 4. Amendments to Recourse Guaranty. Effective as of the Transfer Date, the Recourse Guaranty is hereby amended as follows: (a) Section 1 of the Recourse Guaranty is hereby amended and restated to read in its entirety as follows: “1. Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Administrative Agent (for the benefit of the Lenders) the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is fully and personally liable for the Guaranteed Obligations as a primary obligor as set forth herein. As used herein, the term “Guaranteed Obligations” means (a) the payment to Administrative Agent (for the benefit of the Lenders) of all of the Recourse Liabilities, and (b) upon the occurrence of a Springing Recourse Event, the payment to Administrative Agent (for the benefit of the Lenders) of the Debt. Notwithstanding anything to the contrary contained herein, (x) Guarantor shall have no liability under this Guaranty for Recourse Liabilities or Springing Recourse Events to the extent that Guarantor can prove that such Recourse Liabilities or Springing Recourse Events arose from acts or omissions caused by Mezzanine Loan Administrative Agent or its Affiliates (i) in connection with the exercise of remedies under the Mezzanine Loan Documents (including, without limitation, a foreclosure on, or assignment in lieu of foreclosure of, the equity interests in Borrower pursuant to the Mezzanine Loan Documents), or (ii) after completion of such foreclosure or assignment in lieu of foreclosure under the Mezzanine Loan Documents, (y) with respect to any Recourse Liability, the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share (as defined below) of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit) and (z) with respect to the occurrence of a Springing Recourse Event, the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit). As used herein, the term “Pro Rata Share” shall mean, with respect to each Guarantor, the percentage set forth on Schedule 2-B attached hereto.” (b) Schedule 2 of the Recourse Guaranty is replaced in its entirety with Schedule 2-B attached hereto. 5. Amendments to Completion Guaranty. Effective as of the Transfer Date, the Completion Guaranty is hereby amended as follows: (a) Section 1(a) of the Completion Guaranty is hereby amended and restated to read in its entirety as follows: “1. Guaranty of Obligation. (a) Guarantor hereby irrevocably and unconditionally guarantees to Administrative Agent (for the benefit of the Lenders) the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is fully and personally liable for the Guaranteed Obligations as a

4 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) primary obligor as set forth herein. As used herein, the term “Guaranteed Obligations” means the complete payment and performance (as applicable) when due of Borrower’s obligations pursuant to the Loan Agreement to: (i) Complete each Project on all of the Properties in their entirety in accordance with the applicable Project Documents, the Administrative Agent-approved Plans and Specifications, all Legal Requirements, and the Loan Documents, including with respect to any work or improvements for which any of the Approved Bond Indebtedness has been issued in order to secure completion thereof, in each case free and clear of all liens (other than Permitted Encumbrances not consisting of liens for labor or materials) (collectively, the “Requirements”); (ii) pay all expenses, charges, costs and fees of, or relating to, the Completion of each Project on all of the Properties (including, without limitation, hard costs, soft costs, all permitting fees, licensing fees, amounts payable under all construction contracts and all subcontracts, amounts payable to the general contractor, all architects, engineers and other consultants engaged in connection with the Completion of each Project on all of the Properties (and including, without limitation, any amount necessary to remove any lien (other than Permitted Encumbrances not consisting of liens for labor or materials) filed against any Property in connection with the Completion of each Project on all of the Properties, and including any amount payable by Borrower with respect to any of the Approved Bond Indebtedness), in the amount specified pursuant to Section 1(b) or Section 1(c) below, whichever is applicable (as elected by Administrative Agent in its sole and absolute discretion); and (iii) pay to Administrative Agent the amount necessary to cure any Balancing Event. Notwithstanding anything to the contrary contained herein, the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share (as defined below) of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit). As used herein, the term “Pro Rata Share” shall mean, with respect to each Guarantor, the percentage set forth on Schedule 2-B attached hereto.” (b) Schedule 1 of the Completion Guaranty is replaced in its entirety with Schedule 2-B attached hereto. 6. Amendments to Interest and Carry Guaranty. Effective as of the Transfer Date, the Interest and Carry Guaranty is hereby amended as follows: (a) Section 1(a) of the Interest and Carry Guaranty is hereby amended and restated to read in its entirety as follows: “1. Guaranty of Obligation. (a) Guarantor hereby irrevocably and unconditionally guarantees to Administrative Agent (for the benefit of the Lenders) the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is fully and personally liable for the Guaranteed Obligations as a primary obligor as set forth herein. As used herein, the term “Guaranteed Obligations” means the payment to Administrative Agent of (i) all Interest Costs and Carry Costs that accrue or become payable (less any amounts then on deposit in a Reserve Account in favor of Administrative Agent to pay the same pursuant to the Loan Agreement) through and including the date on which the Debt is repaid in full (it being agreed that neither the making of a credit bid by Administrative Agent or any Lender in connection with a foreclosure with respect to any Property, nor the completion of a foreclosure with respect to any Property resulting in Administrative Agent, and Lender, or their Affiliates becoming the owner of such Property, shall be deemed to be a repayment of the Debt for purposes of the accrual of Guarantor’s liability hereunder for the

5 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) payment of Interest Costs and Carry Costs); provided, however, Guarantor shall not have any liability hereunder for the payment of Interest Costs and Carry Costs that accrue or become payable following the date on which all Projects on all Properties have been Completed, and (ii) without duplication of the amounts described in clause (i) above, the amount necessary to cure any Balancing Event (whether or not an Additional Advance is then being requested by Borrower). As used herein, “Interest Costs” means all unpaid interest due and payable on the Outstanding Principal Balance , whether at the Interest Rate or Default Rate, as applicable; and “Carry Costs” means each of the following to the extent not paid by Borrower on or before the applicable due date: (A) all Property Taxes; (B) all Insurance Premiums for the Required Policies under the Loan Documents; and (C) all Operating Expenses incurred in connection with the customary operation of each Property. Notwithstanding anything to the contrary contained herein, (x) with respect to the liability of Guarantor hereunder for the payment of Interest Costs, the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share (as defined below) of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit), and (y) with respect to the liability of Guarantor hereunder for the payment of Carry Costs and amounts necessary to cure a Balancing Event, the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit). As used herein, the term “Pro Rata Share” shall mean, with respect to each Guarantor, the percentage set forth on Schedule 2-B attached hereto.” (b) Schedule 1 of the Interest and Carry Guaranty is replaced in its entirety with Schedule 2-B attached hereto. 7. Amendments to Environmental Indemnity. Effective as of the Transfer Date, the Environmental Indemnity is hereby amended as follows: (a) Section 4 of the Environmental Indemnity is hereby amended and restated to read in its entirety as follows: “4. Indemnification. Indemnitor covenants and agrees to indemnify, defend and hold the Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties arising out of or in any way relating to any one or more of the following: (a) any past, present, or threatened Release or violation of Environmental Law with respect to the Property; (b) any actual or proposed Remediation activities with respect to the Property; (c) the recording of any lien against the Property imposed pursuant to any Environmental Laws; (d) any administrative or judicial processes or proceedings in any way connected with any matter addressed in this Agreement; (e) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with a Release related to the Property; (f) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory arising out of a Release with respect to the Property (including, but not limited to, damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property); and (g) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement. Notwithstanding the provisions of this Agreement to the contrary, the liabilities and obligations of Indemnitor hereunder shall not apply to the extent that Indemnitor can prove that such liabilities and obligations arose from Hazardous Substances that both: (a) were not present on or a threat to the Property prior to the date that Administrative Agent or its nominee or any third party acquired title to the Property, whether by foreclosure, exercise of power of sale or otherwise, and (b) were

6 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) not the result of any illegal act of Indemnitor or any of Indemnitor’s Affiliates, agents or contractors. In addition, Indemnitor shall have no liability under this Agreement to an Indemnified Party to the extent of any Release or violation of Environmental Laws caused by the gross negligence, willful misconduct, or illegal act of such Indemnified Party. Notwithstanding the provisions of this Agreement to the contrary, (x) the liabilities and obligations of Guarantor hereunder shall not apply to the extent that Guarantor can prove that such liabilities and obligations arose from Hazardous Substances that both: (i) were not present on or a threat to the Property prior to the date that Mezzanine Loan Administrative Agent or its nominee or any third party acquired ownership and control of Borrower, whether by foreclosure or otherwise, and (ii) were not the result of any illegal act of Guarantor or any of its Affiliates, agents or contractors, and (y) the liability of each Guarantor hereunder shall be several (not joint) and limited to the amount of such Guarantor’s Pro Rata Share (as defined below) of the aggregate liability of all Guarantors hereunder (if calculated without regard to any such pro rata limit). As used herein, the term “Pro Rata Share” shall mean, with respect to each Guarantor, the percentage set forth on Schedule 2-B attached hereto. Nothing in the foregoing, however, shall limit the obligations or liabilities of Borrower hereunder.” (b) Schedule 3 of the Environmental Indemnity is replaced in its entirety with Schedule 2-B attached hereto. 8. Conforming Modifications. This Agreement modifies and amends the Loan Agreement and the other Loan Documents. This Agreement shall constitute one of the “Loan Documents” as that term is defined in the Loan Agreement. References made in the Loan Agreement or any Loan Document to any other Loan Document shall be to such documents as modified by this Agreement (as applicable) and references therein to terms defined in the Loan Agreement or the other Loan Documents shall be to terms defined therein as modified by this Agreement (as applicable). Except as specifically modified and amended hereby, all other terms, conditions, and covenants contained in the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the valid, binding and enforceable obligations of Borrower and Guarantor, as applicable. 9. Conditions Precedent. The parties acknowledge and agree that this Agreement shall not be effective unless and until each of the following conditions precedent are satisfied: (a) Each of the parties hereto shall have duly executed and delivered this Agreement (it being agreed that the submission of this Agreement and such other documents to Borrower or its agents or attorneys for review or signature does not constitute a commitment or agreement by Administrative Agent to modify the terms of the Loan Documents, and this Agreement shall have no binding force or effect unless all conditions set forth herein have been satisfied); (b) Borrower and Manager shall have executed and delivered to Administrative Agent an Assignment of Management Agreement; (c) Administrative Agent shall have received (i) a substantive consolidation opinion in form and content acceptable to Administrative Agent and (ii) such other opinions of counsel to Borrower and Guarantor with respect to this Amendment and the Assignment of Management Agreement as Administrative Agent may require (in form and content substantially similar to the opinions delivered to Administrative Agent in connection with the closing of the Loan); and (d) Borrower shall have paid or reimbursed Administrative Agent for Administrative Agent’s out-of-pocket costs and expenses incurred in connection with this Agreement, including, without limitation, Administrative Agent’s reasonable legal fees and costs.

7 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) 10. Representations and Warranties; Reaffirmation. (a) Except as set forth on Schedule 3 attached hereto, Borrower and Guarantor (each, a “Borrower Party”), each hereby represents and warrants that, as of the Effective Date, the representations and warranties contained in Article IV of the Loan Agreement (as modified by this Agreement), Section 7 of the Recourse Guaranty, Section 7 of the Completion Guaranty, and Section 7 of the Interest and Carry Guaranty and are true and correct in all material respects as applied to the party making such representations and warranties as if made on the Effective Date (with regard to the facts and circumstances in effect on the Effective Date), and that no Default or Event of Default exists as of the Effective Date. (b) Each Borrower Party hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Agreement, except as expressly provided herein, and agrees that it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents to which it is a party. (c) Each Borrower Party represents and warrants that (i) it is duly organized, validly existing, and in good standing under the laws of the State where it is organized, (ii) has full power and authority to enter into this Agreement and perform its obligations hereunder, (iii) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents, and (iv) this Agreement and the other Loan Documents to which each respective Borrower Party is a party have been duly executed and delivered by or on behalf of each such Borrower Party and constitute the legal, valid and binding obligations of each such Borrower Party enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). 11. Release of Administrative Agent and the Lenders. In consideration of Administrative Agent and Lenders entering into this Agreement, each Borrower Party and anyone claiming by, through or under any of the Borrower Parties hereby waives its right to recover from and fully, finally, absolutely, and irrevocably releases Administrative Agent, Lender, any servicer of the Loan, their respective direct and indirect affiliates, and the respective officers, directors, shareholders, employees, representatives, agents, successors and assigns of the foregoing, and all persons, firms, corporations and organizations on their behalf (“Lender Parties”) from any and all claims of any and every character that it may, as of the Effective Date, have against any of the Lender Parties for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to conduct, events, or occurrences on or before the date of this Agreement relating to the Loan or matters related thereto (including, without limitation, the origination and/or administration/servicing thereof). This waiver and release includes claims of which Borrower Parties are or may be presently unaware or which Borrower Parties do not presently suspect to exist which, if known by Borrower Parties would materially affect Borrower Parties’ release of the Lender Parties, and including any and all claims that are direct and/or indirect, contingent or matured, of whatever kind or nature, for or because of any matter or things done, omitted or permitted to be done by any of the Lender Parties, at law or in equity. Borrower Parties understand, acknowledge and agree that (a) the waiver and release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release, (b) no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the waiver and release set forth above, and (c) it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter

8 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Lender Parties from any and all such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which in any way arise out of, are connected with, or relate to, conduct, events, or occurrences on or before the date of this Agreement relating to the Loan. Borrower Parties each hereby represents and warrants that (i) it owns all of the purported claims, rights, demands and causes of action that it is releasing by the foregoing release and that no other person or entity has any interest in said claims, rights, demands or causes of action by reason of any contract or dealing with Borrower Parties, and (ii) Borrower Parties have not assigned to any other person or entity all or any part of such claims, rights, demands or causes of action. Borrower Parties each hereby acknowledges, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of the foregoing release, that it has read the foregoing release or has had the same read to it by its counsel, that it has had the within release fully explained by such counsel, and that it is fully aware of its contents and legal effect. 12. Further Assurances. Each Borrower Party hereby agrees to execute and deliver such other instruments and documents and take such other action as Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement, provided that any such other instruments, documents or actions do not increase Borrower’s or Guarantor’s obligations or decrease Borrower’s or Guarantor’s rights under the Loan, other than to a de minimis extent. 13. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. 14. Entire Agreement. This Agreement is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by Administrative Agent. 15. Counterparts. This Agreement may be executed in any number of counterparts which together shall constitute one and the same agreement. 16. Recitals. The recitals and preamble to this Agreement are hereby incorporated by this reference as if set forth in full herein and shall be considered prima facie evidence of the facts and documents referred to therein. 17. Time. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents. 18. Consultation with Counsel. By executing this Agreement, Borrower and Guarantor each acknowledges that it has read, consulted with its attorneys regarding, and understands this Agreement and the other Loan Documents executed in connection herewith. 19. GOVERNING LAW. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY,

9 Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND ANY APPLICABLE LEGAL REQUIREMENTS OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE SECURITY INSTRUMENT AND THE ASSIGNMENT OF LEASES SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT, LENDER, BORROWER, OR GUARANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT ADMINISTRATIVE AGENT’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER AND GUARANTOR WAIVE ANY OBJECTIONS WHICH BORROWER AND GUARANTOR MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. 20. Loan Document. This Agreement shall constitute a Loan Document. 21. No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Agreement, the Notes or any of the other Loan Documents or an accord and satisfaction in regard thereto. [NO FURTHER TEXT ON THIS PAGE]

Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) Schedule II Organizational Structure See attached.

2 Tax Classification Key C Corporation (or REIT/RIC if indicated) for U.S. tax purposes Partnership for U.S. tax purposes Disregarded entity for U.S. tax purposes Individual; Unspecified entity/group

Upper Tier



NexPoint Diversified Real Estate Trust
(DE Statutory Trust)
(REIT)**
NexPoint Diversified Real Estate Trust OP GP, LLC (DE)
Common Units
GP Units
NexPoint Real Estate Strategies Fund
(DE Statutory Trust)
(RIC)
NexPoint Diversified Real Estate Trust Operating Partnership, L.P.
(DE)^
NRESF REIT Sub II, LLC
(DE) (REIT)
NREF OP IV REIT Sub, LLC
(DE)
Highland Income Fund
(MA)
(RIC)
REIT Funding Preferred Holders
LTIP Unitholders
86,369.470 common stock
725 common stock
1,280.210 common stock
41,962.530 common stock
32,202.730 common stock
125 Series C Preferred Stock*
211.06 common stock (RSUs)
NexPoint Real Estate Opportunities, LLC
(DE)
Extra Space Storage LP
(DE)*
300,000 Series D Preferred Stock*
Highland Global Allocation Fund
(MA)
(RIC)
NexPoint Storage Partners, Inc.
(MD)
(REIT)***
GAF REIT SUB, LLC
(DE)
GAF REIT SUB II, LLC
(DE)
300,000 Series D Preferred Units
162,751 Class A Units
125 Series C Preferred Units
47,064.35 Class B Units*
100 Series C Units*
101,553.79 Class B Units*
3,924.92 Class B Units*
1,888.38 Class B Units*
NexPoint Storage Partners Operating Company, LLC
(DE)

** Limited consent rights only*
*** Formerly NexPoint Strategic Opportunities Fund*
****Managing Member of NSP OC*
^ Controlling equityholder by common stock ownership in NSP

Note: See following slide for subsidiaries/investments of NSP OP.

3

Lower Tier (1 of 4) (SAFStor Operating Sub)



NexPoint Storage Partners Operating Company, LLC (DE)*
SAFStor Operating Sub, LLC (DE)
NSP Operating Sub, LLC (DE)
99.9%
JCAP TRS, LLC (DE)
0.1%
JCAP Management LLC (DE)
JCAP Lender Subsidiaries
Debt Investments, ROFRs and Profits Interests in Developer Borrowers
NSP Holdco Subsidiaries and Propco Borrowers
Legacy HoldCos
Preferred Equity Investments; Storage Lenders JV
Mezz Loan, Balance Sheet Loan SASB Loan
JPMorgan
SAFStor NREA JV – I, LLC (DE)
SAFStor NREA JV – III, LLC (DE)
SAFStor NREA JV – IV, LLC (DE)
SAFStor NREA JV – V, LLC (DE)
SAFStor NREA JV – VI, LLC (DE)
SAFStor NREA JV – VII, LLC (DE)
SAFStor NREA JV – VIII, LLC (DE)
SAFStor NREA JV – IX, LLC (DE)
SAFStor NREA JV – X, LLC (DE)

*Note that DST leasing and temporary beneficial ownership interests are excluded for presentation purposes.

4

SAFStor NREA JV – I, LLC (DE) SAFStor NREA JV – III, LLC (DE) SAFStor NREA JV – IX, LLC (DE) SAFStor NREA JV – VII, LLC (DE) SAFStor NREA JV – V, LLC (DE) SAFStor NREA JV – IV, LLC (DE) SAFStor NREA JV – VIII, LLC (DE) SAFStor NREA JV – X, LLC (DE) SAFStor NREA JV – VI, LLC (DE) Lower Tier (2 of 4) (SAFStor Operating Sub) SAFStor Ski Owner, LLC (DE) SAFStor Ski, LLC (DE) SAFStor County Owner, LLC (DE) SAFStor County, LLC (DE) SAFStor 7th Owner, LLC (DE) SAFStor Pines Owner, LLC (DE) SAFStor Pines, LLC (DE) SAFStor Lyons Owner, LLC (DE) SAFStor Lyons, LLC (DE) SAFStor Jefferson, LLC (DE) SAFStor Lake Underhill Owner, LLC (DE) SAFStor Lake Underhill, LLC (DE) SAFStor Loring, LLC (DE) SAFStor Old Spanish, LLC (DE) SAFStor Bishop, LLC (DE) SAFStor General Washington, LLC (DE) SAFStor Loring Owner, LLC (DE) SAFStor Old Spanish Owner, LLC (DE) SAFStor Bishop Owner, LLC (DE) SAFStor General Washington Owner, LLC (DE) SAFStor Old Hickory Parent, LLC (DE) SAFStor Old Hickory Owner, LLC (DE) SAFStor Old Hickory, LLC (DE) SAFStor Chapman Owner, LLC (DE) SAFStor Lee Owner, LLC (DE) SAFStor Lee, LLC (DE) SAFStor Chapman, LLC (DE) SAFStor Hope, LLC (DE) SAFStor 8th Owner, LLC (DE) SAFStor Merritt, LLC (DE) SAFStor Fitch, LLC (DE) SAFStor Skyline, LLC (DE) SAFStor Brinton, LLC (DE) SAFStor Mentor, LLC (DE) SAFStor Merritt Owner, LLC (DE) SAFStor Fitch Owner, LLC (DE) SAFStor Skyline Owner, LLC (DE) SAFStor Hope Owner, LLC (DE) SAFStor Brinton Owner, LLC (DE) SAFStor Mentor Owner, LLC (DE) SAFStor Dorsey Owner, LLC (DE) SAFStor 8th, LLC (DE) SAFStor Perdido, LLC (DE) SAFStor Beech Owner, LLC (DE) SAFStor Beech, LLC (DE) SAFStor Perdido Owner, LLC (DE) SAFStor Dorsey, LLC (DE) SAFStor Chiquita Intermediary, LLC (DE) SAFStor Chiquita Owner, LLC (DE) SAFStor Chiquita, LLC (DE) SAFStor Fort, LLC (DE) SAFStor Chester, LLC (DE) SAFStor Fort Owner, LLC (DE) SAFStor Chester Owner, LLC (DE) SAFStor Williams Intermediary, LLC (DE) SAFStor Williams Owner, LLC (DE) SAFStor Williams, LLC (DE) SAFStor Plainfield, LLC (DE) SAFStor Plainfield Owner, LLC (DE) SAFStor Jefferson Owner, LLC (DE) SAFStor Operating Sub, LLC (DE) 5

6 Mequity 150th Street, LLC (DE) 1835 Washington Self Storage LLC (DE) Edison Capital Jacksonville LLC (DE) Mequity Vinings, LLC (DE) Lauderdale Storage Builders LLC (DE) 10 Hampshire Property LLC (DE) Five Points Storage Owner, LLC (DE) BT Storage Investments, LLC (DE) Miami City Self Storage Pembroke Pines Blvd Owner, LLC (DE) Miami City Self Storage Doral 77th Owner, LLC (DE) Sand Lake Road Capital Orlando LLC (DE) East Colonial Capital Orlando LLC (DE) Alameda Capital, LLC (DE) LR-Bayshore 1, LLC (DE) Bakery Square Self Storage, LLC (DE) Mallard Creek Store #2, LLC (DE) 453 Washington Avenue North Haven, LLC (DE) Phillips Skyway Storage LLC (DE) Phillips Brandon Crossroads Storage LLC (DE) Phillips Ulmerton Storage LLC (DE) Severn Property LLC (DE) Storage Partners of Miami I, LLC (DE) Monroe Atlanta Owner, LLC (DE) Northside Atlanta Owner, LLC (DE) PLG Jacksonville Storage, LLC (DE) PVR Storage, LLC (DE) Hurstbourne Storage, LLC (DE) 7807 Kingston Pike, LLC (DE) 10th & Seigle Ave., LLC (DE) NSP RE SASB Holdco LLC NSP RE SASB Lessee LLC (DE)Leases NSP Operating Sub, LLC (DE) Lower Tier (3 of 4) (NSP Operating Sub SASB)

Lower Tier (4 of 4) (NSP Operating Sub BS)



NSP Operating Sub, LLC (DE)
NSP RE BS Holdco LLC (DE)
NSP RE BS Lessee LLC (DE)
Leases
Dover Capital NJ, LLC (DE)
Gables Storage Builders LLC (DE)
Hackensack Capital New Jersey LLC (DE)
1401 4th Ave NHP LLC (DE)
101 American Blvd. W., LLC (DE)
3216 Winnetka Ave. N., LLC (DE)
Phillips SW Storage, LLC (DE)
Tompkins Capital Staten Island, LLC (DE)
631 Transfer Rd., LLC (DE)
Brittmoore SS Investment, LLC (DE)
Jernigan Van Nuys PE Member, LLC (DE)
Cypress Van Nuys Storage LLC (CA)
MCSS Van Nuys LLC (FL)
90% Common Equity
5% Common Equity
5% Common Equity
Van Nuys Jernigan LLC (DE)
Van Nuys Owner LLC (DE)
Cypress Inglewood, LLC (CA)
MCSS Inglewood, LLC (FL)
90% Common Equity
5% Common Equity
5% Common Equity
Inglewood Self Storage LLC (DE)
Inglewood Owner LLC (DE)

7

Schedule XIV

Schedule of Borrowers and Joint Venture Entities

Borrower	**Joint Venture Entity**	**Managing Member**	**Controlling Person**
SAFStor Dorsey, LLC SAFStor Mentor, LLC	SAFStor NREA JV - V, LLC	SAFStor Operating Sub, LLC	NexPoint Diversified Real Estate Trust
SAFStor Chapman, LLC	SAFStor NREA JV - VII, LLC	SAFStor Operating Sub, LLC	NexPoint Diversified Real Estate Trust
SAFStor County, LLC	SAFStor NREA JV - X, LLC	SAFStor Operating Sub, LLC	NexPoint Diversified Real Estate Trust
SAFStor Ski, LLC	SAFStor NREA JV - IX, LLC	SAFStor Operating Sub, LLC	NexPoint Diversified Real Estate Trust

Omnibus Amendment to and Reaffirmation
of Loan Documents – SAFSTOR (Pool 2)

Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) Schedule 1 Notices If to Administrative Agent or any Lender: ACORE Capital Mortgage, LP 80 E. Sir Francis Drake Blvd., Suite 2A Larkspur, California 94939 Attention: Stew Ward, Managing Partner Email: notices@acorecapital.com with a copy to: ACORE Capital Mortgage, LP Sterling Plaza 5949 Sherry Lane, St. 1255 Dallas, Texas 75225 Attention No.: David Homsher, Director / Head of Asset Management Email: dhomsher@acorecapital.com with a copy to: Paul Hastings LLP 1999 Avenue of the Stars, 27th Floor Los Angeles, California 90067 Attn: Pablo Clarke, Esq. Email: pabloclarke@paulhastings.com If to Borrower: c/o NexPoint Real Estate Advisors, L.P. 2515 McKinney Ave, Suite 1100 Dallas, Texas 75201 Attention: Matt McGraner Email: mmcgraner@nexpoint.com with copies to: c/o NexPoint Real Estate Advisors, L.P. 2515 McKinney Ave, Suite 1100 Dallas, Texas 75201 Attention: General Counsel and Winston & Strawn LLP 2121 North Pearl Street - Suite 900 Dallas, TX 75201 Attention: Charles T. Haag, Esq. E-Mail: chaag@winston.com and Winston & Strawn LLP 35 West Wacker Drive Chicago, IL 60601 Attention: Andrew T. White, Esq. E-Mail: awhite@winston.com

Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) If to Guarantor: 2515 McKinney Ave, Suite 1100 Dallas, Texas 75201 Attention: Matt McGraner Email: mmcgraner@nexpoint.com with copies to: Winston & Strawn LLP 2121 North Pearl Street - Suite 900 Dallas, TX 75201 Attention: Charles T. Haag, Esq. E-Mail: chaag@winston.com and Winston & Strawn LLP 35 West Wacker Drive Chicago, IL 60601 Attention: Andrew T. White, Esq. E-Mail: awhite@winston.com

Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) Schedule 2-B Guarantor Pro Rata Share NexPoint Diversified Real Estate Trust, a Delaware statutory trust (successor by name change to NexPoint Strategic Opportunities Fund, a Delaware statutory trust) 30.47589% Highland Income Fund, a Massachusetts trust 65.75979% Highland Global Allocation Fund, a Massachusetts trust 3.76432%

Omnibus Amendment to and Reaffirmation of Loan Documents – SAFSTOR (Pool 2) Schedule 3 1. With respect to the representations and warranties in Section 4.17(a-f and h-j) of the Loan Agreement, such representations and warranties are with respect to the most recently delivered Rent Rolls. 2. NexPoint Diversified Real Estate Trust (defined as “NDRET Guarantor” in this Agreement and “NexPoint SOF” in the Loan Agreement, as amended), is no longer a registered investment company under the Investment Company Act of 1940, as amended. As such, Section 4.21(b)(i) of the Loan Agreement is inapplicable to NexPoint Diversified Real Estate Trust and for purposes of Section 4.21(b)(i) of the Loan Agreement only, the reference to “NexPoint Guarantor” hereby expressly excludes NexPoint Diversified Real Estate Trust.